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                                                                Exhibit 10.22(f)


UNITED STATES PATENT [19]                    [11] PATENT NUMBER:       5,773,413
JAYNES ET AL.                                [45] DATE OF PATENT: *JUN. 30, 1998
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[54] METHOD OF COMBATING MAMMALIAN NEOPLASIAS, AND LYTIC PEPTIDES THEREFOR

[75] Inventors:  JESSE M. JAYNES, Raleigh; GORDON R. JULIAN, Cary, both of N.C.

[73] Assignee:   DEMETER BIOTECHNOLOGIES, LTD., Durham, N.C.

[*]  Notice:     The term of this patent shall not extend beyond the
                 expiration date of Pat. No. 5,717,064.

[21] Appl. No.:  457,171

[22] Filed:      JUN. 1, 1995

                         RELATED U.S. APPLICATION DATA

[63] Continuation of Ser. No. 225,476, Apr. 8, 1994, abandoned, which is a continuation-in-part of Ser. No. 39,620, Jun. 4, 1993, abandoned, Ser. No. 148,889, Nov. 8, 1993, abandoned, and Ser. No. 148,491, Nov. 8, 1993, abandoned.

[51] INT. CL.(6) ............................. A61K 38/16; C07K 7/08; C07K 14/00

[52] U.S. CL. ................ 514/12; 514/13; 514/14; 530/324; 530/326; 530/327

[58] FIELD OF SEARCH ............ 514/12, 13, 14, 514/21; 530/324, 325, 326, 327

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

     4,355,104    10/1982    Hultmark et al. ............................ 435/70
     4,520,016     5/1985    Hultmark et al. ............................ 514/12
     4,810,777     3/1989    Zasloff ................................... 530/326
     5,070,188    12/1991    Njieha ae al. ............................. 530/324
     5,114,921     5/1992    Zasloff ................................... 530/324
     5,186,166     2/1993    Riggs et al. ........................... 128/203.15
     5,217,956     6/1993    Zasloff et al. ............................. 514/21

     5,221,664     6/1993    Berkowitz et al. ........................... 514/21
     5,411,942     5/1995    Widmer et al. .............................. 514/17
     5,424,290     6/1995    Maloy et al. ............................... 514/13

                            FOREIGN PATENT DOCUMENTS

       2047317     1/1992    Canada.
         12866    11/1990    WIPO.
         00869     1/1991    WIPO.


                               OTHER PUBLICATIONS

Science, vol. 256, issued 08 May 1992, Collins, "Cystic Fibrosis: Molecular Biology and Therapeutic Implications", pp. 774-779.

Biochemistry, vol. 7. No. 6, issued Jun. 1968, Means et al, "Reductive Alkylation of Amino Groups in Proteins", pp. 2192-2201.

J. Biol. Chem., vol. 213, No. 23, issued 10 Dec. 1968, Takahashi, "The Reaction of Phenylglyoxal with Arginine Residues in Proteins", pp. 6171-6179.

Jaynes, J.M., et al. "In Vitro Cytocidal Effect of Lytic Peptides on Several Transformed Mammalian Cell Lines," Peptide Research, 2: 157-160 (1989).

Jaynes, J.M. "Lytic Peptides Portend an Innovative Age in the Management and Treatment of Human Disease", Drug News and Perspectives, 3: 69-78 (1990).

                         (List continued on next page.)

Primary Examiner - Jeffrey E. Russel
Attorney, Agent, or Firm - Rothwell, Figg, Ernst & Kurz

[57]                                ABSTRACT

A method of treating neoplasias, including female mammalian neoplasias such as a breast, cervical, uterine, and ovarian neoplasias, as well as other neoplasias including prostatic, dermal, and bronchogenic cancers, comprising delivery of an effective non-naturally occurring, non-cytologically proliferative lytic peptide to an appropriate corporeal site to effectively treat such disease state. Particularly preferred lytic peptide agents include small (23-29 amino acids) amphipathic cationic lytic peptides from the classes of synthetic analog derivatives of mellittin, cecropin, magainin, and defensin peptides, most preferably melittic and defensin peptides from the class of synthetic analogs of melittin, cecropin, maganin, and defensin peptides, most preferably synthetic analogs of melittic and defensin peptides.

                           7 CLAIMS, 1 DRAWING SHEET

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